--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1997

Dear Trust Shareholder,

    The domestic fixed income markets over the past twelve months were once again greatly influenced by interest rate volatility. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

    Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market should be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

    BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

    This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you achieve your long-term investment goals.

Sincerely,

                  [SIG]

                                                   [SIG]

                                                     Ralph L. Schlosstein
Laurence D. Fink
                                                     President
Chairman

                                                                January 31, 1997

Dear Shareholder:

    We are pleased to present the annual report for The BlackRock New York Insured Municipal 2008 Term Trust Inc. ("the Trust") for the year ended December 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

    The Trust is a non-diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BLN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal and New York State and City income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") New York tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

    The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

                              12/31/96   12/31/95    CHANGE      HIGH        LOW
STOCK PRICE                   $  15.125  $  14.625     +3.42%  $  15.125  $  13.875
NET ASSET VALUE (NAV)         $  15.76   $  16.11      (2.17%) $  16.35   $  15.11

THE FIXED INCOME MARKETS

    While 1996 featured several major shifts in sentiment and some dramatically sharp market moves, the net year-over-year yield changes turned out to be modest. Yields rose sharply across the Treasury yield curve throughout the first half of the year in response to data indicating accelerating economic growth, including a sharp rise in commodity prices, which rekindled inflationary concerns. The possibility of a stronger economy dampened investor expectations of continued Federal Reserve easing of monetary policy and initiated whispers of a potentially more restrictive Fed policy.

    Largely softer economic data and continued moderation in the broad inflation measures during the third and fourth quarters allowed the Fed to leave short term interest rates unchanged at their most recent policy meetings. Additionally, a stronger dollar, large foreign buying of U.S. Treasuries and balanced budget hopes following the November elections also supported the market. However, Alan Greenspan's mention of "irrational exuberance in the financial markets" on December 4, 1996 rattled the Treasury market, leading to a monthlong rise in rates. A resilient housing market and strong consumer confidence also contributed to the market decline in late December.

    Municipal bond performance as measured by the LEHMAN MUNICIPAL BOND INDEX outpaced that of taxable bonds (represented by the LEHMAN AGGREGATE INDEX), returning 4.43% versus 3.63% for taxables. This strong performance is the result of the relative scarcity of new municipal bond issuance combined with increased retail demand due to the end of "flat tax" reform concerns. In particular, the third quarter of 1996 witnessed approximately $60 billion in cash (in the form of calls, maturities and interest payments) returned to investors and recycled back into the municipal bond market. As the fourth quarter progressed, however, retail demand moderated in response to a strengthening stock market and declining interest rate levels. The municipal market finished 1996 on a strong note, outperforming taxables during the latter half of November and into December.

    Despite the overall weakening of retail demand for municipals, the New York municipal bond market outperformed the national averages for the year due to improving fundamentals. The strong performance can be attributed to improved state and city revenues, which were buoyed by Wall Street profits, the New York Yankees World Series run and the New

York City Marathon. There has been healthy new issuance for New York bonds, including a $900 million New York City General Obligation refunding deal.

    Looking forward, we believe municipal bonds may perform well in early 1997. The "January effect", which refers to the significant amount of cash returned to individual municipal bond investors in the form of bond calls, maturities and coupon payments in January, could increase demand for municipals as this cash is reinvested in the municipal market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

    The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

    Additionally, the Trust employs leverage to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Federal Reserve's decision not to increase short interest rates at their August and September policy meetings has benefited the Trust, as short term municipal rates (which determine the Trust's borrowing costs) fell.

    The following chart compares the Trust's current and December 31, 1995 asset composition:

         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

   SECTOR                                                 DECEMBER 31, 1996
   Transportation                                                24%
   County, City & State                                          21%
   Water & Sewer                                                 12%
   Education                                                     11%
   Hospital                                                      10%
   Tax Revenue                                                   6%
   Housing                                                       5%
   Lease Revenue                                                 4%
   Other                                                         7%

   SECTOR                                                 DECEMBER 31, 1995
   Transportation                                                25%
   County, City & State                                          21%
   Water & Sewer                                                 12%
   Education                                                     10%
   Hospital                                                      10%
   Tax Revenue                                                   6%
   Housing                                                       2%
   Lease Revenue                                                 5%
   Other                                                         9%

    We appreciate your continued confidence and look forward to managing The BlackRock New York Insured Municipal 2008 Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report. Additionally, you can reach us via e-mail at FUNDS@BFM.COM.

Sincerely,

                [SIG]                                 [SIG]

Robert S. Kapito                                      Kevin Klingert
Vice Chairman and Portfolio Manager                   Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.                  BlackRock Financial Management, Inc.

                       THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
Symbol on New York Stock Exchange:                                                 BLN
Initial Offering Date:                                                      September 18, 1992
Closing Stock Price as of 12/31/96:                                              $15.125
Net Asset Value as of 12/31/96:                                                   $15.76
Yield on Closing Stock Price as of 12/31/96 ($15.125)(1):                         5.65%
Current Monthly Distribution per Common Share(2):                                $0.07125
Current Annualized Distribution per Common Share(2):                             $0.8550

------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                                         OPTION
             PRINCIPAL                                                                                    CALL
  RATING*     AMOUNT                                                                                  PROVISIONS++     VALUE
(UNAUDITED)    (000)                                     DESCRIPTION                                  (UNAUDITED)     (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------

                         LONG-TERM INVESTMENTS -- 145.9%
                         NEW YORK -- 142.9%
    AAA       $   785    Erie Cnty., Ser. B, 5.70%, 5/15/08, MBIA...................................  05/04 at 102  $    817,091
                         Met. Trans. Auth. Rev., MBIA,
    AAA        26,075      Ser. K, 6.00%, 7/01/08...................................................  No Opt. Call    28,314,582
    AAA         2,500      Commuter Facs., Ser. A, 6.10%, 7/01/08...................................  No Opt. Call     2,736,400
    AAA         3,050      Trans. Fac., 5.50%, 7/01/08..............................................  No Opt. Call     3,152,785
                         Mt. Sinai Union Free Sch. Dist. Rev., AMBAC,
    AAA           935      6.00%, 2/15/08...........................................................  No Opt. Call     1,009,893
    AAA           930      6.10%, 2/15/09...........................................................  No Opt. Call     1,009,106
    AAA         1,075      6.10%, 2/15/10...........................................................  No Opt. Call     1,155,926
    AAA        10,500    Mun. Asst. Corp., City of New York, Ser. A, 6.00%, 7/01/08, FGIC             07/01 at 100    10,886,610
                         Nassau Cnty. G.O., Ser. N, AMBAC,
    AAA         1,020      6.125%, 10/15/07.........................................................  10/02 at         1,094,542
                                                                                                      102.5
    AAA         1,040      6.125%, 10/15/08.........................................................  10/02 at 103     1,114,454
                         New York City, G.O.,
    AAA         3,000      Ser. D, 5.75%, 8/15/07, MBIA.............................................  08/03 at         3,095,130
                                                                                                      101.5
    AAA         5,500      Ser. C, 6.00%, 8/01/09, AMBAC............................................  08/02 at         5,758,390
                                                                                                      101.5
    AAA         6,895      Ser. E, 6.20%, 8/01/08, MBIA.............................................  No Opt. Call     7,409,022
    AAA         3,455      Ser. C-1, 6.25%, 8/01/02+, FSA...........................................  No Opt. Call     3,781,290
    AAA        10,000      Ser. B, 6.25%, 10/01/08, FSA.............................................  10/02 at        10,626,400
                                                                                                      101.5
    AAA           760      Ser. C-1, 6.25%, 8/01/10, FSA............................................  08/02 at           801,010
                                                                                                      101.5
    AAA         4,950      Ser. C-1, 6.375%, 8/01/02+, MBIA.........................................  No Opt. Call     5,447,623
    AAA            50      Ser. C-1, 6.375%, 8/01/08, MBIA..........................................  08/02 at            53,371
                                                                                                      101.5
                         New York City Hlth. & Hosp. Corp. Rev.,
    AAA         6,000      5.60%, 2/15/08, CONNIE LEE...............................................  02/03 at 102     6,149,760
    AAA         2,750      Ser. A, 6.00%, 2/15/07, CAPMAC...........................................  02/03 at 102     2,905,622
                         New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr. Sys., Ser. A
    AAA        11,500      Zero Coupon, 6/15/09, MBIA...............................................  No Opt. Call     5,904,790
    AAA         2,000      5.50%, 6/15/11, AMBAC....................................................  06/02 at         2,016,800
                                                                                                      101.5
    AAA         1,710      6.00%, 6/15/08, FGIC.....................................................  06/02 at 102     1,847,074
    AAA        11,560      6.15%, 6/15/07, FGIC.....................................................  06/02 at        12,295,332
                                                                                                      101.5
                         New York St., G.O., AMBAC,
    AAA         1,000      5.50%, 6/15/09...........................................................  06/03 at 102     1,009,570
    AAA         4,030      6.75%, 8/01/07...........................................................  08/01 at 102     4,408,860
                         New York St. Dorm. Auth. Rev.,
    AAA         1,965      City Univ., 6.125%, 7/01/08, AMBAC.......................................  07/04 at 102     2,102,412
    AAA         1,185      City Univ., 6.125%, 7/01/09, AMBAC.......................................  07/04 at 102     1,258,719
    AAA         5,375      New York Univ., 6.25%, 7/01/09, FGIC.....................................  07/01 at 102     5,690,082
    AAA         1,600      St. Univ. Ed. Facs., 5.50%, 5/15/07, FGIC................................  No Opt. Call     1,656,016
    AAA         2,500      St. Univ. Ed. Facs., Ser. A, 5.50%, 5/15/08, AMBAC.......................  No Opt. Call     2,572,450
    AAA         6,000      St. Univ. Ed. Facs., Ser. A, 5.50%, 5/15/08, CONNIE LEE..................  No Opt. Call     6,101,340
    AAA         5,000      St. Univ. Ed. Facs., Ser. A, 5.50%, 5/15/08, FGIC........................  No Opt. Call     5,144,900
    AAA         5,000      St. Univ. Ed. Facs., Ser. A, 5.50%, 5/15/09, AMBAC.......................  No Opt. Call     5,108,850
    AAA         1,800      Union Coll., 5.75%, 7/01/10, FGIC........................................  07/02 at 102     1,829,412
    AAA           500      W K Nursing Home, 5.65%, 8/01/09, FHA....................................  08/06 at 102       512,845
    AAA         5,000    New York St. Environ. Facs. Corp., Poll. Ctrl. Rev., Ser. D,
                           6.60%, 5/15/08...........................................................  11/04 at 102     5,569,550
                         New York St. Hsg. Fin. Agcy. Rev.,
    AAA         4,565      Multifamily Mtge. Hsg. Ser C., 6.30%, 8/15/08, FHA.......................  08/02 at 102     4,830,181
    AAA         5,000      Hsg. Proj. Mtge., Ser A., 5.80%, 11/01/09, FSA...........................  05/06 at 102     5,099,500
    AAA         2,000      Hsg. Proj. Mtge., Ser A., 5.80%, 5/01/09, FSA............................  05/06 at 102     2,039,800

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                         OPTION
             PRINCIPAL                                                                                    CALL
  RATING*     AMOUNT                                                                                  PROVISIONS++     VALUE
(UNAUDITED)    (000)                                     DESCRIPTION                                  (UNAUDITED)     (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                         New York St. Med. Care Facs. Fin. Agcy. Rev.,
    AAA       $ 3,000      Mental Hlth. Facs., 5.25%, 8/15/07, FGIC.................................  02/04 at 102  $  3,026,970
    AAA         6,190      Mental Hlth. Svcs. Impvt., Ser. D, 6.00%, 8/15/08, AMBAC.................  08/02 at 102     6,577,989
    AAA         5,000      New York Hosp., Ser. A, 6.50%, 8/15/08, AMBAC............................  02/06 at 101     5,524,300
    AAA           250    New York St. Pwr. Auth. Rev., Series CC, 5.125%, 1/01/11, MBIA.............  No Opt. Call       246,303
                         New York St. Thruway Auth. Rev.,
    AAA         2,000      Ser. A, 5.875%, 1/01/07, FGIC............................................  01/02 at 102     2,093,500
    AAA         8,060      Ser. A, 5.875%, 1/01/08, FGIC............................................  01/02 at 102     8,341,213
    AAA         5,000      Hwy. & Brdg. Trust Fund, Ser. A, 5.625%, 4/01/08, AMBAC..................  04/04 at 102     5,152,450
    AAA         1,000      Hwy. & Brdg. Trust Fund, Ser. B, 6.00%, 4/01/09, FGIC....................  04/04 at 102     1,051,740
    AAA         6,940      Service Contract, 5.75%, 4/01/09, MBIA...................................  04/04 at 102     7,147,714
                         New York St. Urban Dev. Corp. Rev., Correctional Facs.,
    AAA         1,460      5.625%, 1/01/07, FSA.....................................................  01/03 at 102     1,505,129
    AAA         2,000      Ser. A, 5.50%, 1/01/09, AMBAC............................................  No Opt. Call     2,048,000
    AAA         2,055    Port Auth. of New York & New Jersey, Seventy-Second Ser., 7.40%, 10/01/02+,
                           AMBAC....................................................................  No Opt. Call     2,363,435
                         Suffolk Cnty, G.O., FGIC,
    AAA           820      Ser. B, 6.00%, 5/01/07...................................................  05/02 at 102       661,385
    AAA           465      Ser. C, 6.00%, 6/15/07...................................................  06/02 at 102       500,200
    AAA           615      Ser. B, 6.05%, 5/01/08...................................................  05/02 at 102       655,984
    AAA           430      Ser. C, 6.05%, 6/15/08...................................................  06/02 at 102       462,487
    AAA         5,000    Suffolk Cnty. Ind. Dev. Agcy. Rev., Southwest, 6.00%, 2/01/08, FGIC........  No Opt. Call     5,408,400
                         Suffolk Cnty. Wtr. Auth. Rev., Ser. C, AMBAC,
    AAA           620      5.75%, 6/01/02+..........................................................  No Opt. Call       664,975
    AAA           665      5.75%, 6/01/02+..........................................................  No Opt. Call       713,239
    AAA         1,675      5.75%, 6/01/08...........................................................  06/02 at 102     1,726,724
                         Triborough Bridge & Tunl. Auth. Rev.,
    AAA         7,500      Ser. X, 6.00%, 1/01/07, AMBAC............................................  No Opt. Call     7,805,175
    AAA         8,110      6.20%, 1/01/08, FGIC.....................................................  01/02 at         8,613,225
                                                                                                      101.5
    AAA         6,500      6.25%, 1/01/12, AMBAC....................................................  01/02 at         6,811,025
                                                                                                      101.5
                                                                                                                    ------------
                                                                                                                     253,419,052
                                                                                                                    ------------
                         PUERTO RICO -- 3.0%
    AAA         5,000    Puerto Rico, Comnwlth., G.O., Ser. A, 6.25%, 7/01/10, FSA..................  07/02 at         5,323,900
                                                                                                      101.5
                                                                                                                    ------------
                         TOTAL INVESTMENTS -- 145.9% (Cost $241,483,425)............................                 258,742,952
                         Other assets in excess of liabilities -- 2.3%..............................                   4,127,593
                         Liquidation value of preferred stock -- (48.2)%............................                 (85,500,000)
                                                                                                                    ------------
                         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS -- 100%.......................                $177,370,545
                                                                                                                    ------------
                                                                                                                    ------------

---------------
 *  Rating using the greater of Standard & Poor's, Moody's or Fitch's.
 +  This bond is prerefunded. See glossary for definition.
++ Option call provisions: date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                                        KEY TO ABBREVIATIONS
               AMBAC            --      American Municipal Bond Assurance Corporation
               CAPMAC           --      Capital Markets Assurance Corporation
               CONNIE LEE       --      College Construction Loan Insurance Association
               FHA              --      Federal Housing Administration
               FGIC             --      Financial Guaranty Insurance Company
               FSA              --      Financial Security Assurance
               G.O.             --      General Obligation Bond
               MBIA             --      Municipal Bond Insurance Association

                       See Notes to Financial Statements.

---------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
----------------------------------------------

ASSETS
Investments, at value (cost $241,483,425)
  (Note 1).....................................................  $ 258,742,952
Interest receivable............................................      5,105,220
Deferred organization expense and other assets.................         12,004
                                                                 -------------
                                                                   263,860,176
                                                                 -------------
LIABILITIES
Bank overdraft.................................................        288,922
Dividends payable-common stock.................................        297,080
Dividends payable-preferred stock..............................        106,855
Advisory fee payable (Note 2)..................................         78,529
Administration fee payable (Note 2)............................         22,437
Other accrued expenses.........................................        195,808
                                                                 -------------
                                                                       989,631
                                                                 -------------
NET INVESTMENT ASSETS..........................................  $ 262,870,545
                                                                 -------------
                                                                 -------------
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4).........................................  $     112,571
    Paid-in capital in excess of par...........................    156,370,725
  Preferred stock (Note 4).....................................     85,500,000
                                                                 -------------
                                                                   241,983,296
  Undistributed net investment income..........................      3,670,095
  Accumulated net realized loss................................        (42,373)
  Net unrealized appreciation..................................     17,259,527
                                                                 -------------
  Net investment assets, December 31, 1996.....................  $ 262,870,545
                                                                 -------------
                                                                 -------------
  Net assets applicable to common shareholders.................  $ 177,370,545
                                                                 -------------
                                                                 -------------
Net asset value per common share:
  ($177,370,545 DIVIDED BY 11,257,093 shares of common stock
  issued and outstanding)......................................  $       15.76
                                                                 -------------
                                                                 -------------

---------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
----------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned.....  $14,786,502
                                     ----------

Expenses
  Investment advisory..............     920,594
  Administration...................     263,027
  Auction agent....................     235,000
  Custody..........................      90,000
  Reports to shareholders..........      74,000
  Directors........................      29,000
  Audit............................      27,000
  Transfer agent...................      20,000
  Legal............................       8,000
  Miscellaneous....................     141,390
                                     ----------
  Total expenses...................   1,808,011
                                     ----------
Net Investment income..............  12,978,491
                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain on investments...     979,495
Net change in unrealized
  appreciation on investments......  (4,761,035)
                                     ----------
Net loss on investments............  (3,781,540)
                                     ----------

NET INCREASE IN NET INVESTMENT
 ASSETS RESULTING FROM OPERATIONS..  $9,196,951
                                     ----------
                                     ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                          --------------------------
                                                                                              1996          1995
                                                                                          ------------  ------------

  INCREASE (DECREASE) IN NET INVESTMENT ASSETS

  Operations:

    Net investment income...............................................................  $ 12,978,491  $ 12,975,649

    Net realized gain on investments....................................................       979,495       805,099

    Net change in unrealized appreciation (depreciation) on investments.................    (4,761,035)   25,385,065
                                                                                          ------------  ------------

    Net increase in net investment assets resulting from operations.....................     9,196,951    39,165,813
                                                                                          ------------  ------------

  Dividends and distributions:

    To common shareholders from net investment income...................................    (9,624,638)   (9,610,972)

    To common shareholders from net realized gain on investments........................      (581,328)      (13,740)

    To preferred shareholders from net investment income................................    (2,823,878)   (3,221,044)

    To preferred shareholders from net realized gain on investments.....................      (176,489)       (4,575)
                                                                                          ------------  ------------

                                                                                           (13,206,333)  (12,850,331)
                                                                                          ------------  ------------

      Total increase (decrease).........................................................    (4,009,382)   26,315,482

  NET INVESTMENT ASSETS

  Beginning of year.....................................................................   266,879,927   240,564,445
                                                                                          ------------  ------------

  End of year...........................................................................  $262,870,545  $266,879,927
                                                                                          ------------  ------------
                                                                                          ------------  ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                       SEPTEMBER 28,
                                                                              YEAR ENDED DECEMBER 31,                  1992* THROUGH
                                                                ----------------------------------------------------   DECEMBER 31,
                                                                  1996        1995           1994           1993           1992
                                                                --------  ------------   ------------   ------------   -------------
PER COMMON SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of the period......................  $  16.11  $      13.77   $      16.19   $      14.33     $  14.10
                                                                --------  ------------   ------------   ------------   -------------
  Net investment income.......................................      1.15          1.15           1.14           1.14         0.18
  Net realized and unrealized gain (loss) on investments......     (0.33)         2.33          (2.49)          1.79         0.34
                                                                --------  ------------   ------------   ------------   -------------
Net increase (decrease) from investment operations............      0.82          3.48          (1.35)          2.93         0.52
                                                                --------  ------------   ------------   ------------   -------------
Dividends from net investment income to:
  Preferred shareholders......................................     (0.25)        (0.29)         (0.21)         (0.17)       (0.02)
  Common shareholders.........................................     (0.85)        (0.85)         (0.86)         (0.86)       (0.07)
Distributions from net realized gain on investments to:
  Preferred shareholders......................................     (0.02)      --             --               (0.01)      --
  Common shareholders.........................................     (0.05)      --             --               (0.03)      --
Distributions in excess of net realized gain on investments
  to:
  Preferred shareholders......................................     --          -- ***         -- ***         --            --
  Common shareholders.........................................     --          -- ****        -- ****        --            --
                                                                --------  ------------   ------------   ------------   -------------
Total dividends and distributions.............................     (1.17)        (1.14)         (1.07)         (1.07)       (0.09)
                                                                --------  ------------   ------------   ------------   -------------
Capital charge with respect to issuance of shares.............     --          --             --             --             (0.20)
                                                                --------  ------------   ------------   ------------   -------------
Net asset value, end of period**..............................  $  15.76  $      16.11   $      13.77   $      16.19     $  14.33#
                                                                --------  ------------   ------------   ------------   -------------
                                                                --------  ------------   ------------   ------------   -------------
Market value, end of period**.................................  $ 15.125  $     14.625   $      12.50   $      15.00     $  13.75
                                                                --------  ------------   ------------   ------------   -------------
                                                                --------  ------------   ------------   ------------   -------------
TOTAL INVESTMENT RETURN+......................................     9.60%        24.19%       (11.35)%         14.89%         (2.00)%
                                                                --------  ------------   ------------   ------------   -------------
                                                                --------  ------------   ------------   ------------   -------------
RATIOS TO AVERAGE NET ASSETS OF
 COMMON SHAREHOLDERS:+++
Expenses......................................................      1.03%         1.05%          1.08%          0.95%        0.85%++
Net investment income.........................................      7.36%         7.54%          7.80%          7.31%        5.08%++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands)......  $176,229  $    172,037   $    164,792   $    174,881     $153,409
Portfolio turnover............................................       10%           12%            50%            14%          40%
Net assets of common shareholders, end of period (in
  thousands)..................................................  $177,371  $    181,380   $    155,064   $    182,198     $161,290
Preferred stock outstanding (in thousands)....................  $ 85,500  $     85,500   $     85,500   $     85,500     $ 85,500
Asset coverage per share of preferred stock, end of
  period##....................................................  $ 76,863  $     78,035   $    140,681   $    156,549     $144,500

----------------------------------------

   * Commencement of investment operations.

  ** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.

 *** Actual amount paid to preferred shareholders was $0.00041 and $0.00054 per common share for the fiscal years ended December 31, 1995 and 1994, respectively.

**** Actual amount was $0.0012 and $0.0025 per common share for the fiscal years ended December 31, 1995 and 1994, respectively.

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than a full year are not annualized.

  ++ Annualized.

 +++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

  # Net asset value immediately after the closing of the first public offering was $14.06.

 ## A stock split occured on July 24, 1995 (Note 4).

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

---------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------

NOTE 1.          The BlackRock New York Insured Municipal 2008 Term Trust Inc.
ACCOUNTING       (the "Trust") was
POLICIES

organized in Maryland on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a non-diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular Federal, New York State and New York City income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $40,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The cumulative effect of adopting the statement for the year ended December 31, 1996 was to decrease accumulated net realized loss and increase undistributed net investment income by $2,463. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.          The Trust has an Invest-
AGREEMENTS       ment Advisory Agreement with
                 BlackRock Financial Manage-

ment, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration

Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3.          Purchases and sales of investment securities, other than
PORTFOLIO        short-term investments, for the
SECURITIES

year ended December 31, 1996, aggregated $26,066,417 and $26,628,890, respectively.

    The federal income tax basis of the Trust's investments at December 31, 1996 was $241,532,361, and accordingly, net unrealized appreciation was $17,210,591 (gross unrealized appreciation--$17,215,832; gross unrealized depreciation-- $5,241).

NOTE 4. CAPITAL  There are 200 million shares of $.01 par value common stock authorized. Of the 11,257,093

common shares outstanding at December 31, 1996, the Adviser owned 7,093 shares. As of December 31, 1996, there were 3,420 preferred shares outstanding as follows: Series F28-1,710 and Series F7-1,710.

    The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,710 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series F28--855 shares, Series F7--855 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

    Dividends on Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series F28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.90% to 4.50% for the year ended December 31, 1996.

    The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

    The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

    The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5.          Subsequent to December 31, 1996, the Board of Directors of the
DIVIDENDS        Trust declared a dividend

from undistributed earnings of $0.07125 per common share payable January 31, 1997 to shareholders of record on January 16, 1997.

    For the period January 1, 1997 to January 31, 1997, dividends declared on Preferred Stock totalled $261,844 in aggregate for the two outstanding Preferred Stock series.

NOTE 6. QUARTERLY DATA
(UNAUDITED)

                                                                                                     NET INCREASE (DECREASE) IN
                                                                              NET REALIZED AND
                                                                              UNREALIZED GAINS         NET INVESTMENT ASSETS
                                               NET INVESTMENT INCOME            (LOSSES) ON
                                                                                INVESTMENTS          RESULTING FROM OPERATIONS
                                                               PER                          PER                         PER
                                   TOTAL                     COMMON                       COMMON                      COMMON
   QUARTERLY PERIOD               INCOME       AMOUNT         SHARE         AMOUNT         SHARE        AMOUNT         SHARE
January 1, 1995 to
  March 31, 1995..............  $ 3,748,311  $ 3,316,783    $    0.29    $  14,125,153   $    1.26   $  17,441,936   $    1.55
April 1, 1995 to
  June 30, 1995...............    3,694,577    3,250,410         0.29        1,886,854        0.17       5,137,264        0.46
July 1, 1995 to
  September 30, 1995..........    3,636,017    3,193,630         0.28        4,695,728        0.42       7,889,358        0.70
October 1, 1995 to
  December 31, 1995...........    3,696,424    3,214,826         0.29        5,482,429        0.48       8,697,255        0.77
January 1, 1996 to
  March 31, 1996..............    3,700,900    3,256,609         0.29       (5,576,257)      (0.49)     (2,319,648)      (0.20)
April 1, 1996 to
  June 30, 1996...............    3,696,063    3,248,278         0.29       (2,436,480)      (0.22)        811,798        0.07
July 1, 1996 to
  September 30, 1996..........    3,693,491    3,227,116         0.28          989,072        0.09       4,216,188        0.37
October 1, 1996 to
  December 31, 1996...........    3,696,048    3,246,488         0.29        3,242,125        0.29       6,488,613        0.58

                                             DIVIDENDS AND DISTRIBUTIONS
                                      COMMON SHARES             PREFERRED SHARES*         SHARE PRICE OF
                                                  PER                        PER           COMMON STOCK        PERIOD
                                                COMMON                     COMMON                              END NET
   QUARTERLY PERIOD               AMOUNT         SHARE        AMOUNT        SHARE        HIGH        LOW     ASSET VALUE
January 1, 1995 to
  March 31, 1995..............  $ 2,406,170    $    0.21    $  779,474    $     .07    $  14.125  $  12.750   $   15.04
April 1, 1995 to
  June 30, 1995...............    2,406,180         0.22       824,362         0.07       14.500     13.875       15.21
July 1, 1995 to
  September 30, 1995..........    2,406,187         0.21       799,604         0.07       14.500     14.000       15.63
October 1, 1995 to
  December 31, 1995...........    2,406,175         0.21       822,179         0.08       15.000     14.375       16.11
January 1, 1996 to
  March 31, 1996..............    2,406,160         0.22       721,419         0.06       15.125     14.375       15.63
April 1, 1996 to
  June 30, 1996...............    2,406,166         0.21       770,030         0.07       14.875     13.875       15.42
July 1, 1996 to
  September 30, 1996..........    2,406,163         0.21       732,201         0.07       15.000     14.125       15.51
October 1, 1996 to
  December 31, 1996...........    2,987,477         0.26       776,717         0.07       15.125     14.623       15.76

* For the year ended December 31, 1996, the average annualized rate paid to preferred shareholders is 3.51%.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and
Board of Directors of
The BlackRock New York Insured Municipal 2008 Term Trust Inc.:

    We have audited the accompanying statement of assets and liabilities of The BlackRock New York Insured Municipal 2008 Term Trust Inc., including the portfolio of investments, as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 28, 1992 (commencement of investment operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock New York Insured Municipal 2008 Term Trust Inc. as of December 31, 1996, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                [LOGO]
Deloitte & Touche LLP
New York, New York
February 3, 1997

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------

    We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that during the year ended December 31, 1996 the Trust paid a total of $0.8550 in dividends per common share that were federally tax-exempt interest dividends.

    Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year:

                                                                                                           RECORD DATE
                                                                                                          -------------
Common Stock............................................................................................       12/16/96
Preferred Stock Series F-7*.............................................................................       11/15/96
Preferred Stock Series F-28.............................................................................       12/06/96


                                                                                                          PAYABLE DATE
                                                                                                          -------------
Common Stock............................................................................................       12/31/96
Preferred Stock Series F-7*.............................................................................       11/18/96
Preferred Stock Series F-28.............................................................................       12/09/96

                                                                                                             LONG-TERM

                                                                                                           CAPITAL GAINS

                                                                                                             PER SHARE

                                                                                                          ---------------

Common Stock............................................................................................  $      0.051641

Preferred Stock Series F-7*.............................................................................  $      51.00000

Preferred Stock Series F-28.............................................................................  $      52.21000


------------------------------

* Taxable distributions continued in subsequent auctions.

    For purposes of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent or the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

    The Trust's investment objective is to provide current income exempt from federal income tax, New York State and New York City income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

    BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

    The Trust intends to invest at least 80% of total assets in a portfolio of New York municipal obligations insured as to the timely payment of principal and interest. The Trust may invest up to 20% in uninsured New York municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

    The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of New York municipal obligations and retaining a small amount of income each year.

    In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax, New York State and New York City income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

    The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

    Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

    Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

    The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

    RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

    DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

    LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

    MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

    ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

    ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

    MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

    ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:           Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                  When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:                  Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a fund.

EMBEDDED CAP BONDS:        Also known as additional interest municipal bonds. These securities are intended to protect the income that a fund earns through leverage from significant increases in short-term rates. The coupon on these bonds will increase if short term rates rise significantly.

MARKET PRICE:              Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S and THE NEW YORK TIMES on Saturday or
                           THE WALL STREET JOURNAL each Monday.

PREMIUM:                   When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:         These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

Taxable Trusts
-------------------------------------------------------------------------------------------------------

                                                                                     STOCK    MATURITY
                                                                                    SYMBOL      DATE
                                                                                   ---------  ---------
PERPETUAL TRUSTS

The BlackRock Income Trust Inc.                                                      BKT            N/A
The BlackRock North American Government Income Trust Inc.                            BNA            N/A

TERM TRUSTS

The BlackRock 1998 Term Trust Inc.                                                   BBT          12/98
The BlackRock 1999 Term Trust Inc.                                                   BNN          12/99
The BlackRock Target Term Trust Inc.                                                 BTT          12/00
The BlackRock 2001 Term Trust Inc.                                                   BLK          06/01
The BlackRock Strategic Term Trust Inc.                                              BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                                     BQT          12/04
The BlackRock Advantage Term Trust Inc.                                              BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                            BCT          12/09

Tax-Exempt Trusts
-------------------------------------------------------------------------------------------------------


                                                                                     STOCK    MATURITY
                                                                                    SYMBOL      DATE
                                                                                   ---------  ---------
PERPETUAL TRUSTS

The BlackRock Investment Quality Municipal Trust Inc.                                BKN            N/A
The BlackRock California Investment Quality Municipal Trust Inc.                     RAA            N/A
The BlackRock Florida Investment Quality Municipal Trust                             RFA            N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                     RNJ            N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                       RNY            N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                                       BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                 BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                      BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                              BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                        BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                                      BMT          12/10

                     IF YOU WOULD LIKE FURTHER INFORMATION,
                    PLEASE CALL BLACKROCK AT (800) 227-7BFM
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

    BlackRock Financial Management, Inc. ("BlackRock") is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax-exempt. BlackRock currently manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institution and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and over 100 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, General Electric Pension Trust and Unisys Corporation Master Trust.

    BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individual and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development in proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

    BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

                     IF YOU WOULD LIKE FURTHER INFORMATION,
                    PLEASE CALL BLACKROCK AT (800) 227-7BFM
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein
OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY
INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM
ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM
AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006
INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434
LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

    This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.
                         THE BLACKROCK NEW YORK INSURED
                         MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM

                                 09247L 10 7
                                 09247L 30 6
                                 09247L 20 6

                    [LOGO]
  THE
  NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
  --------------------------
   ANNUAL REPORT
   DECEMBER 31, 1996

                                                [LOGO]